FOR IMMEDIATE RELEASE CONTACTS: Investors Laura Rossi InvestorRelations@amerantbank.com (305) 460-8728 Media Silvia M. Larrieu MediaRelations@amerantbank.com (305) 441-8414 Amerant Shareholders Approve Clean-Up Merger that Will Simplify its Capital Structure CORAL GABLES, FL (Nov. 15, 2021) – Amerant Bancorp Inc. (NASDAQ: AMTB and AMTBB) (the “Company” or “Amerant”) announced today that its shareholders approved a clean-up merger pursuant to which a subsidiary of the Company will merge with and into the Company (the “Merger”). The Merger will simplify Amerant’s capital structure by automatically converting shares of the Company’s Class B common stock into the Company’s shares of Class A common stock. Under the terms of the Merger, each outstanding share of Class B common stock will be automatically converted to 0.95 of a share of Class A common stock without any action on the part of the holders of Class B common stock; however, to the extent any shareholder, together with its affiliates, would own more than 8.9% of the outstanding shares of Class A common stock following the Merger, such holder’s shares of Class A common stock or Class B common stock, as the case may be, will be converted into shares of a new class of Non-Voting Class A common stock, solely with respect to holdings that would be in excess of the 8.9% limit. The Company currently intends the Merger to be effective on Thursday November 18th at 12:01 a.m. Eastern Time. Following the completion of the Merger, only the Company’s shares of Class A common stock will trade on the NASDAQ under the symbol “AMTB”. The Company expects that Wednesday November 17, 2021 will be the last day of trading of its shares of Class B common stock on the NASDAQ. “We are pleased to announce that our Class A and Class B shareholders were supportive of the view held by our Board and management regarding the benefits of having a single class of publicly traded common equity” stated Jerry Plush, Vice Chairman and CEO. “We can now focus on seeking alternatives to reduce our total cost of capital by optimizing its composition and by evaluating other ways to increase returns to our shareholders.” Cautionary Notice Regarding Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements regarding the Merger, as well as statements with respect to the Company’s objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward- looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” “dedicated,” “create,” and other similar words and expressions of the future. Forward-looking statements, including those relating to the Merger, as well as other statements as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward- looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2020, in our quarterly report on Form 10-Q for the quarter ended June 30, 2021 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov. ### About Amerant Bancorp Inc. (NASDAQ: AMTB and AMTBB) Amerant Bancorp Inc. is a bank holding company headquartered in Coral Gables, Florida since 1979. The Company operates through its main subsidiary, Amerant Bank, N.A. (the “Bank”), as well as its other subsidiaries: Amerant Investments, Inc., Elant Bank and Trust Ltd., and Amerant Mortgage, LLC. The Company provides individuals and businesses in the U.S., as well as select international clients, with deposit, credit and wealth management services. The Bank, which has operated for over 40 years, is the second largest community bank headquartered in Florida. The Bank operates 24 banking centers – 17 in South Florida and 7 in Houston, Texas. For more information, visit investor.amerantbank.com.